UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

BRANCHOUT FOOD INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41723	87-3980472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

205 SE Davis Avenue, Bend Oregon	97702
(Address of principal executive offices)	(Zip Code)

(844) 263-6637

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BOF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on July 24, 2024, Kaufman Kapital LLC (“Kaufman”) made an initial advance to BranchOut Food Inc. (the “Company”) in the amount of $2,000,000 under a 12% Senior Secured Convertible Promissory Note in the principal amount of up to $3,400,000 (the “Convertible Note”). On December 9, 2024, Kaufman advanced the Company an additional $1,400,000 under the Convertible Note (the “Additional Advance”).

In connection with the Additional Advance, the Company and Kaufman entered into an amendment to the Senior Secured Promissory Note in the principal amount of $1,200,000 (the “August Note”) issued by the Company to Kaufman on August 29, 2024, pursuant to which the maturity date of the August Note has been deferred to June 30, 2025. Prior to such amendment, the August Note matured on the earlier of December 31, 2024 and the making of the Additional Advance.

The information set forth above is qualified in its entirety by reference to the actual terms of the Convertible Note and August Note, which have been filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 4.1	12% Senior Secured Convertible Promissory Note of the Company in the principal amount of up to $3,400,000, dated July 23, 2024, issued to Kaufman Kapital LLC (incorporated by reference to Exhibit 4.1 of the Form 8-K filed by the Company with Securities and Exchange Commission on July 29, 2024)

Exhibit 10.1	Senior Secured Promissory Note of the Company in the principal amount of $1,200,000, dated August 29, 2024, issued to Kaufman Kapital LLC (incorporated by reference to Exhibit 10.1 of the Form 8-K filed by the Company with Securities and Exchange Commission on August 30, 2024)

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BranchOut Food Inc.

Date: December 13, 2024	By:	/s/ Eric Healy
Eric Healy, Chief Executive Officer

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